John Hancock Funds III

Supplement dated November 7, 2007

to the Statement of Additional Information

Effective November 5, 2007, the address for John Hancock Signature Services, Inc., the Funds’ transfer agent, has changed. The new address is:

John Hancock Signature Services, Inc.
P. O. Box 9510
Portsmouth, NH 03802-9510

The disclosure in the section “Eligible Investors for Class R1 Shares” has been amended and restated as follows:

Class R1 shares are available only to retirement plans, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs where the shares are held on the books of the Funds through investment only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC).